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                                                                  Exhibit 10.10

                                 AMENDMENT NO. 3

                                       to

                            1994 STOCK INCENTIVE PLAN


         Pursuant to the authority conferred by Article XI of the 1994 Stock Incentive Plan of The Greenbrier Companies, Inc. (the "Plan"), the Plan, as heretofore amended by Amendments 1 and 2, is amended as follows:

         A. Article VI.B of the Plan, as heretofore amended by Amendment No. 2 to the Plan, is deleted from the Plan in its entirety.

         B. Article VI.C of the Plan is amended by deleting the last sentence thereof in its entirety.

         Except as modified by this Amendment No. 3, the Plan, as heretofore amended by Amendment Nos. 1 and 2, shall remain in full force and effect and be unamended.


                                    Adopted by the Board of Directors.



                                    /s/  Kenneth D. Stephens
                                    -----------------------------------------
                                    Kenneth D. Stephens, Secretary